Exhibit 10.1
REGISTRATION RIGHTS AGREEMENT
BY AND AMONG
NORTHERN OIL AND GAS, INC.,
VERITAS PERMIAN II, LLC
AND
VERITAS MOC HOLDINGS, LLC

REGISTRATION RIGHTS AGREEMENT
This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of January 27, 2022, by and among Northern Oil and Gas, Inc., a Delaware corporation (the “Company”), Veritas Permian II, LLC, a Delaware limited liability company (“Permian II”), and Veritas MOC Holdings, LLC, a Delaware limited liability company (“MOC Holdings”, together with Permian II and any Permitted Transferee (as defined herein), each, a “Holder” and collectively, the “Holders”).
WHEREAS, pursuant to that certain Purchase and Sale Agreement, dated as of November 16, 2021, by and among the Company and the sellers party thereto (the “PSA”), on the date hereof (the “Closing Date”), the Company will issue to the Holders 1,939,998 warrants (the “Warrants”) to purchase shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), on the terms set forth in the PSA; and
WHEREAS, pursuant to the PSA, the Company has agreed to provide the registration rights set forth in this Agreement for the benefit of the Holders.
NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:
ARTICLE I
DEFINITIONS
Section 1.01    Definitions.
Capitalized terms used herein without definition shall have the meanings given to them in the PSA. The terms set forth below are used herein as so defined:
“Agreement” has the meaning specified therefor in the introductory paragraph of this Agreement.
“Business Day” means any day other than a day on which banks are permitted or required to be closed in New York City.
“Closing Date” has the meaning specified therefor in the recitals of this Agreement.
“Commission” means the U.S. Securities and Exchange Commission, including the staff thereof as applicable.
“Common Stock” has the meaning specified therefor in the recitals of this Agreement.
“Company” has the meaning specified therefor in the introductory paragraph of this Agreement.
“Effective Date” has the meaning specified therefor in Section 2.01(a).
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Existing Registration Rights Agreements” means any registration rights agreement with any holder of the Company’s securities as of the date hereof.
“Existing Registration Rights Holders” means parties provided registration rights pursuant to the Existing Registration Rights Agreements.
“Expenses” has the meaning specified therefor in Section 2.06(a).
“Holder” and “Holders” have the meanings specified therefor in the introductory paragraph of this Agreement. A Person shall cease to be a Holder hereunder at such time as it ceases to hold any Registrable Securities.
“Indemnified Party” has the meaning specified therefor in Section 2.06(c).

“Indemnifying Party” has the meaning specified therefor in Section 2.06(c).
“Losses” has the meaning specified therefor in Section 2.06(a).
“Permitted Transferee” means (i) with respect to any Holder, an Affiliate of such Holder or (ii) transferees of the Warrants in a transaction in which the applicable Holder’s rights under this Agreement are assigned to such transferee(s).
“PSA” has the meaning specified therefor in the recitals of this Agreement.
“Registrable Securities” means, collectively, the Warrants and the Warrant Shares, until such Registrable Securities cease to be Registrable Securities pursuant to Section 1.02.
“Registration Expenses” means all expenses, other than Selling Expenses, incident to the Company’s performance under or compliance with this Agreement to effect the registration of Registrable Securities on a Registration Statement, including, without limitation, all registration, filing, securities exchange listing fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of the Financial Industry Regulatory Authority, fees of transfer agents and registrars, all word processing, duplicating and printing expenses and the fees and disbursements of counsel to the Company and the independent public accountants for the Company, including the expenses of any special audits required by or incident to such performance and compliance, and the reasonable and documented fees and expenses of one counsel for all Holders in connection with any such registration.
“Registration Statement” means (a) the Shelf Registration Statement and (b) any other registration statement of the Company filed or to be filed with the Commission under the Securities Act in which Registrable Securities are included in the securities registered thereby pursuant to this Agreement.
“Requisite Financial Statement Information” has the meaning specified therefor in the PSA.
“Rule 415 Limitation” has the meaning specified therefor in Section 2.01(b).
“Securities Act” means the Securities Act of 1933, as amended.
“Selling Expenses” means all (a) transfer taxes allocable to the sale of the Registrable Securities and (b) fees and expenses of any counsel engaged by any Holder that are not expressly included in Registration Expenses.
“Selling Holder” means a Holder selling Registrable Securities pursuant to a Registration Statement.
“Selling Holder Questionnaire” has the meaning specified therefor in Section 2.04.
“Shelf Registration Statement” has the meaning specified therefor in Section 2.01(a), subject to Section 2.01(d).
“Suspension Period” has the meaning specified therefor in Section 2.02.
“Warrant Shares” means the shares of Common Stock issuable upon the exercise of the Warrants.
“Warrants” has the meaning specified therefor in the recitals of this Agreement.
Section 1.02    Registrable Securities.
Any Registrable Security will cease to be a Registrable Security when (a) a Registration Statement covering such Registrable Security has become effective under the Securities Act and such Registrable Security has been sold or disposed of pursuant to such Registration Statement; (b) such Registrable Security has been disposed of pursuant to any section of Rule 144 (or any similar provision then in effect) under the Securities Act; (c) such Registrable Security is held by the Company or one of its subsidiaries or ceases to be outstanding (whether as a result of repurchase and cancellation, conversion or otherwise); (d) such Registrable Security has been sold or disposed of in a transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such Registrable Security pursuant to Section 2.08; or (e) such Registrable Security becomes eligible for resale without restriction and without volume limitations or the need for current public information pursuant to any section of Rule 144 (or any similar provision then in effect) under the Securities Act. Any security that has ceased to be a

Registrable Security shall not thereafter become a Registrable Security, and any security (other than the Warrant Shares) that is issued or distributed in respect of a security that has ceased to be a Registrable Security shall not be a Registrable Security.
ARTICLE II
REGISTRATION RIGHTS
Section 2.01    Shelf Registration.
(a)    The Company shall prepare and file with the Commission as soon as reasonably practicable but no later than the earlier to occur of (i) the sixtieth (60th) Business Day following the Closing Date and (ii) the first (1st) Business Day following the filing with the Commission of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (or, if later, and solely to the extent that any Requisite Financial Statement Information is required to be included or incorporated by reference into such Registration Statement at the time of filing, five (5) Business Days after such Requisite Financial Statement Information has been prepared, provided that the Company shall use its reasonable best efforts to ensure such Requisite Financial Statement Information is prepared as soon as reasonably practicable following the Closing Date), and use its reasonable best efforts to cause to be declared effective as soon as reasonably practicable after the filing thereof, a Registration Statement under the Securities Act relating to the offer and sale of all the Registrable Securities by the Holders thereof (the “Shelf Registration Statement”) from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act. Promptly following the effective date of the Shelf Registration Statement (the “Effective Date”), the Company shall notify the Holders of the effectiveness thereof.
(b)    Notwithstanding anything in Section 2.01(a), if for any reason the Commission does not permit the Company to include any or all of the Registrable Securities in the initial Shelf Registration Statement due to limitations on the use of Rule 415 under the Securities Act for the resale of the Registrable Securities by the Holders (a “Rule 415 Limitation”), or the Commission informs the Company that any of the Selling Holders would be deemed to be statutory underwriters, the Company shall notify the Holders thereof and use reasonable best efforts to promptly file amendments to the initial Shelf Registration Statement as required by the Commission and/or withdraw the initial Shelf Registration Statement and file a new registration statement on Form S-3 or such other form available for registration of the Registrable Securities as a secondary offering, in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission and avoid the Selling Holders being deemed to be statutory underwriters; provided, however, that prior to such amendment or subsequent Shelf Registration Statement, the Company shall be obligated to use reasonable best efforts to advocate with the Commission for the registration of all of the Registrable Securities and against the Selling Holders’ being deemed statutory underwriters in accordance with Commission guidance, including without limitation, the Compliance and Disclosure Interpretation “Securities Act Rules” No. 612.09, and the Securities Act. In the event the Company amends the initial Shelf Registration Statement by means of a post-effective amendment or files a subsequent Shelf Registration Statement, as the case may be, the Company will use reasonable best efforts to file with the Commission, as promptly as allowed by the Commission, Commission guidance or the Securities Act, one or more additional Shelf Registration Statements covering those Registrable Securities not included in the initial Shelf Registration Statement as amended or any subsequent Shelf Registration Statement previously filed. The number of Registrable Securities that may be included in each such Shelf Registration Statement shall be allocated among the Holders thereof in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Holder or in such other proportion as is necessary to avoid the Selling Holders being deemed to be statutory underwriters. If the Commission requires the Company to name any Holder as a statutory underwriter and such Holder does not consent thereto, then such Holder’s Registrable Securities shall not be included on the Shelf Registration Statement and the Company shall have no further obligations under this Section 2.01 with respect to the Registrable Securities held by such Holder.
(c)    The Shelf Registration Statement shall be on Form S-3 (or any equivalent or successor form) under the Securities Act or, if Form S-3 is not then available to the Company, on Form S-1 or such other form of registration statements as is then available to effect a registration for resale of the Registrable Securities; provided, however, that if the Company has filed the Shelf Registration Statement on Form S-1 and subsequently becomes eligible to use Form S-3 or any equivalent or successor form or forms, the Company shall (i) file a post-effective amendment to the Shelf Registration Statement converting such Registration Statement on Form S-1 to a Registration Statement on Form S-3 or any equivalent or successor form or forms or (ii) withdraw the Shelf Registration Statement on Form S-1 and file a subsequent Shelf Registration Statement on Form S-3 or any equivalent or successor form or forms.

(d)    Unless otherwise specifically stated herein, the term “Shelf Registration Statement” shall refer individually to the initial Shelf Registration Statement and to each subsequent Shelf Registration Statement, if any, filed pursuant to Section 2.01(b) or Section 2.01(c).
(e)    Subject to Section 2.02, the Company shall use reasonable best efforts to cause the Shelf Registration Statement to remain effective, and to be supplemented and amended to the extent necessary to ensure that the Shelf Registration Statement is available for the resale of all the Registrable Securities by the Holders until all of the Registrable Securities have ceased to be Registrable Securities.
(f)    When effective, the Shelf Registration Statement (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained in the Shelf Registration Statement, in the light of the circumstances under which such statements are made); provided, however, the Company shall have no such obligations or liabilities with respect to any information pertaining to any Holder furnished in writing (including by e-mail) to the Company by or on behalf of such Holder specifically for inclusion therein.
Section 2.02    Delay and Suspension Rights.
Notwithstanding any other provision of this Agreement, the Company may (a) delay filing or effectiveness of the Shelf Registration Statement (or any amendment thereto) or (b) suspend the Holders’ use of any prospectus that is a part of a Shelf Registration Statement upon written notice to each Holder whose Registrable Securities are included in such Shelf Registration Statement (provided that in no event shall such notice contain any material non-public information regarding the Company) (in which event such Holder shall immediately discontinue sales of Registrable Securities pursuant to such Registration Statement but may settle any then-contracted sales of Registrable Securities), in each case for a period of up to 60 days, if the Company reasonably determines (i) that such delay or suspension is in the best interest of the Company and its stakeholders generally due to a pending securities offering by the Company, or any proposed material acquisition, merger, tender offer, business combination, corporate reorganization, consolidation or other material transaction involving the Company, in each case that would be materially and adversely affected by required disclosure of such transaction in such prospectus, (ii) that such registration or the use of any prospectus that is a part of a Shelf Registration Statement would render the Company unable to comply with applicable securities laws (including because of requirements to produce financial statements with regard to acquired businesses) or (iii) that such registration would require disclosure of material information and such disclosure would materially adversely affect the Company (any such period, a “Suspension Period”); provided that such Suspension Period is also applied to all Existing Registration Rights Holders, provided further that in no event shall any Suspension Periods applicable to the Holders collectively exceed an aggregate of 90 days in any twelve-month period.
Section 2.03    Registration and Sale Procedures.
In connection with its obligations under this Article II and with respect to each Registration Statement that includes Registrable Securities, the Company will:
(a)    as promptly as reasonably practicable prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective, prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities held by the Holders, and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement;
(b)    use reasonable best efforts to make available to each Selling Holder (i) as far in advance as reasonably practicable before filing the Registration Statement, any prospectus used in connection therewith or any amendment thereto, upon its reasonable request, copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits and each document incorporated by reference therein to the extent then required by the rules and regulations of the Commission), and provide each such Selling Holder the opportunity to object to any information pertaining to such Selling Holder and its plan of distribution that is contained therein and make the revisions reasonably requested by such Selling Holder reasonably in advance of any such filing with respect to such information prior to filing the Registration Statement, prospectus or amendment thereto, and (ii) such number of copies of the Registration Statement and the prospectus included therein and any supplements and amendments thereto as such Selling Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered thereby;

(c)    if applicable, use reasonable best efforts to register or qualify the Registrable Securities covered by the Registration Statement under the securities or blue sky laws of such jurisdictions as the Selling Holders shall reasonably request; provided, however, that the Company will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify, take any action that would subject the Company to any material tax in any such jurisdiction where it is not then so subject, or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject;
(d)    promptly notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered by any of them under the Securities Act, of (i) the filing of the Registration Statement or any prospectus or prospectus supplement to be used in connection therewith, or any amendment or supplement thereto, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective; and (ii) the receipt of any written comments from the Commission with respect to any filing referred to in clause (i) (and respond to any comments received from the Commission with respect to each Registration Statement as promptly as reasonably practicable) and any written request by the Commission for amendments or supplements to the Registration Statement or any prospectus or prospectus supplement thereto;
(e)    (i) immediately notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (A) the happening of any event as a result of which the prospectus or prospectus supplement contained in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained therein, in the light of the circumstances under which such statements were made); (B) the issuance or express threat of issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or the initiation of any proceedings for that purpose; or (C) the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction; and (ii) subject to Section 2.02, following the provision of such notice, as promptly as practicable amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and take such other reasonable action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto;
(f)    upon request and subject to appropriate confidentiality obligations, furnish to each Selling Holder copies of any and all transmittal letters or other correspondence with the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to the Registration Statement;
(g)    use reasonable best efforts to comply with all applicable rules and regulations of the Commission;
(h)    use reasonable best efforts to cause all Warrant Shares registered pursuant to this Agreement to be listed on the principal securities exchange or nationally recognized quotation system on which the Common Stock is then listed;
(i)    use reasonable best efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders to consummate the disposition of such Registrable Securities;
(j)    provide a transfer agent and registrar for all Warrant Shares covered by such registration statement not later than the effective date of the Registration Statement; and
(k)    if requested by a Selling Holder, (i) incorporate in a prospectus supplement or post-effective amendment such information as such Selling Holder reasonably requests in writing to be included therein relating to the sale and distribution of Registrable Securities, including information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering, and (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment.
Each Selling Holder, upon receipt of notice from the Company of the happening of any event of the kind described in subsection (e) of this Section 2.03, shall forthwith discontinue offers and sales of the Registrable Securities by means of a prospectus or prospectus supplement until such Selling Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by subsection (e) of this Section 2.03 or until it is advised in writing by the Company that the use of the prospectus may be resumed and has received copies of any additional or supplemental filings incorporated by reference in the prospectus, and, if so directed by the Company, such Selling Holder will deliver to the Company (at the Company’s expense) all copies in their possession or control, other than permanent file copies then in such Selling Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.
Section 2.04    Cooperation by each Holder.
The Company shall have no obligation to include the Registrable Securities of a Holder in a Registration Statement who has failed to furnish, within ten (10) Business Days of a request by the Company, such information that the Company determines, after consultation with its counsel, is reasonably required in order for the Registration Statement or prospectus supplement, as applicable, to comply with the Securities Act. The Company may require each Holder to furnish to the Company a written statement as to the number of shares of Common Stock beneficially owned by such Holder. Without limiting the foregoing, with respect to the Shelf Registration Statement, each Holder agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex A (a “Selling Holder Questionnaire”), no later than ten (10) Business Days following the date on which such Holder receives draft materials in accordance with Section 2.03(b).
Section 2.05    Expenses.
The Company will pay all reasonable Registration Expenses as determined in good faith. Each Selling Holder shall bear or pay its pro rata share of all Selling Expenses in connection with any sale of its Registrable Securities hereunder.
Section 2.06    Indemnification and Contribution.
(a)    Indemnification by the Company. The Company will indemnify and hold harmless each Selling Holder, its directors, officers, managers, employees, members, agents and Affiliates and each other Person, if any, who controls such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any losses, claims, damages or liabilities, joint or several (collectively, “Losses”) to which such Selling Holder or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement or any preliminary prospectus, free writing prospectus or final prospectus contained therein or related thereto, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus, in the light of the circumstances under which such statements were made), or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law, or any rule or regulations promulgated under the Securities Act, or the Exchange Act or any state securities law applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance required under this Agreement, and the Company will reimburse such Selling Holder and each such director, officer, manager, employee, member, agent, Affiliate and controlling person for reasonably and documented legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Losses, actions or proceedings (collectively, “Expenses”); provided that the Company shall not be liable in any such case to the extent that (i) any such Losses or Expenses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, free writing prospectus, final prospectus, amendment or supplement in reliance upon and in conformity with information furnished to the Company in writing or electronically by or on behalf of such Selling Holder expressly for use in the preparation thereof, (ii) the Selling Holder continued to use a Registration Statement or any prospectus contained therein or prospectus supplement related thereto, after the Company notified such Selling Holder to cease such use pursuant to Section 2.03(e) or (iii) the Company provided a corrected, supplemented or amended Registration Statement or any prospectus contained therein or prospectus supplement related thereto, but the Selling Holder continued to use the then outdated or uncorrected Registration Statement, prospectus contained therein or prospectus supplement related thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder or any such director, officer or controlling person and shall survive the transfer of such securities by such Selling Holder.
(b)    Indemnification by Selling Holders. Each Selling Holder, severally and not jointly, will indemnify and hold harmless the Company, each director of the Company, its directors and officers and each other Person, if any, who controls the Company within the meaning of the Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any Losses to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, and will reimburse them for any Expenses reasonably incurred by any of them (in each case in the same manner and to the same extent as set forth in Section 2.06(a)), insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) or Expenses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement or any preliminary prospectus, free writing prospectus or final prospectus contained therein or related thereto, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus, in the light of the circumstances under which such statements were made), if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Company in writing or electronically by or on behalf of such Selling Holder expressly for use in the preparation thereof (it being understood that any Selling Holder Questionnaire furnished by such Selling Holder is furnished expressly for this purpose). Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such Selling Holder.
(c)    Notices of Claims; Indemnification Procedures. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Section 2.06(a) or Section 2.06(b), such Person (the “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”) in writing (provided that the failure of the Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.06, except to the extent the Indemnifying Party is actually prejudiced by such failure to give notice), and the Indemnifying Party shall be entitled to participate in such proceeding and, unless in the reasonable opinion of outside counsel to the Indemnified Party a conflict of interest between the Indemnified Party and Indemnifying Party may exist in respect of such claim, to assume the defense thereof jointly with any other Indemnifying Party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party that it so chooses, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other Expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the Indemnifying Party fails to assume the defense or employ counsel reasonably satisfactory to the Indemnified Party, (ii) if such Indemnified Party who is a defendant in any action or proceeding which is also brought against the Indemnifying Party reasonably shall have concluded that there may be one or more legal defenses available to such Indemnified Party that are not available to the Indemnifying Party or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct then, in any such case, the Indemnified Party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all Indemnified Parties (plus one firm of local counsel for all Indemnified Parties in each relevant jurisdiction)), and the Indemnifying Party shall be liable for any Expenses therefor. No Indemnifying Party shall, without the written consent of the Indemnified Party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the Indemnified Party from all liability arising out of such action or claim and (B) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any Indemnified Party.
(d)    Contribution.
(i)    If the indemnification provided for in this Section 2.06 is unavailable to an Indemnified Party in respect of any Losses in respect of which indemnity is to be provided hereunder, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall to the fullest extent permitted by law contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of such party in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the Company (on the one hand) and any Selling Holder (on the other hand) shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
(ii)    The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 2.06(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 2.06(d)(i). The amount paid or payable by an Indemnified Party as a result of the Losses referred to in Section 2.06(d)(i) shall be deemed to include, subject to the limitations set forth above, any Expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e)    Limitation of each Holder’s Liability. Notwithstanding the provisions of this Section 2.06, no Holder shall be liable for indemnification or contribution pursuant to this Section 2.06 for any amount in excess of the net proceeds received by such Holder from the sale of Registrable Securities pursuant to a Registration Statement.
(f)    Indemnification Payments. The indemnification and contribution required by this Section 2.06 shall be made by periodic payments of the amount of any such Losses or Expenses as and when bills are received or such Losses or Expenses are incurred.
Section 2.07    Rule 144 Reporting.
With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, to the extent it shall be required to do so under the Exchange Act, so long as a Holder owns any Registrable Securities, the Company agrees to use its reasonable best efforts to:
(a)    make and keep public information regarding the Company available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the date hereof;
(b)    file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at all times from and after the date hereof; and
(c)    furnish, unless otherwise available via EDGAR, to such Holder forthwith upon request a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.
Section 2.08    Transfer or Assignment of Registration Rights.
The rights to cause the Company to register Registrable Securities granted to the Holders by the Company under this Article II may be transferred or assigned by the Holders only to one or more Permitted Transferees; provided, however, that (a) the Company is given written notice of such transfer or assignment (provided, however, that such transfer or assignment shall not be effective until such notice is provided to the Company) stating the name and address of each such Permitted Transferee and identifying the Registrable Securities with respect to which such registration rights are being transferred or assigned and (b) each such Permitted Transferee assumes in writing responsibility for its portion of the obligations of the transferor under this Agreement.
ARTICLE III
MISCELLANEOUS
Section 3.01    Communications.
All notices and other communications provided for or permitted hereunder shall be made in writing by electronic mail, courier service or personal delivery:
(a)    if to the Holders:
Veritas Permian II, LLC
Veritas MOC Holdings, LLC
6500 White Settlement Road
Westworth Village, TX 76114
Attn:    Chad Skiles
Email:    cskiles@veritasenergyllc.com

With copies (which shall not constitute notice) to:

Carnelian Energy Capital Management, L.P.
2229 San Felipe St., Suite 1450
Houston, TX 77019
Attn:    Kevin Goodman; Matt Savage
Email:    kevin@carnelianec.com; matts@carnelianec.com

Old Ironsides Energy, LLC
500 Totten Pond Road, Suite 630
Waltham, MA 02451
Attn:    Paul Kaboub
Email:    pkaboub@oldironsidesenergy.com
Willkie Farr & Gallagher LLP
600 Travis Street
Houston, TX 77002
Attn:    Steven Torello; Michael De Voe Piazza
Email:    storello@willkie.com; mpiazza@willkie.com

(b)    if to the Company:
Northern Oil and Gas, Inc.
4350 Baker Rd, Suite 400
Minnetonka, Minnesota 55343
Attn:     Chief Legal Officer
Email:     eromslo@northernoil.com

With a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP
609 Main Street - Suite 4500
Houston, Texas 77002
Attn:     Matthew R. Pacey, P.C.
    Bryan D. Flannery
Email:    matt.pacey@kirkland.com
    bryan.flannery@kirkland.com

; or, in each case, to such other address for such party as shall have been communicated by such party by like notice.
All such notices and communications shall be deemed to have been received at the time delivered by hand, if personally delivered; when receipt acknowledged, if sent by electronic mail; and when actually received, if sent by courier service.
Section 3.02    Successors and Assigns.
This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties, including subsequent Holders of Registrable Securities to the extent permitted herein; provided, however, that all or any portion of the rights and obligations of any Holder under this Agreement may be transferred or assigned by such Holder only in accordance with Section 2.08. The Company may assign this Agreement at any time in connection with a sale or acquisition of the Company, whether by merger, consolidation, sale of all or substantially all of the Company’s assets, or similar transaction, without the consent of the Holders; provided, that the successor or acquiring Person agrees in writing to assume all of the Company’s rights and obligations under this Agreement.
Section 3.03    Recapitalization, Exchanges, Etc. Affecting the Shares.
The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, share splits, recapitalizations, pro rata distributions of shares and the like occurring after the date of this Agreement.

Section 3.04    Specific Performance.
Damages in the event of breach of this Agreement by a party hereto may be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity that such Person may have.
Section 3.05    Counterparts.
 This Agreement may be executed in multiple counterparts (including facsimile or PDF counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced. Signatures to this Agreement transmitted via facsimile or e-mail shall be valid and effective to bind the party so signing (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com).
Section 3.06    Headings.
The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
Section 3.07    Governing Law.
THIS AGREEMENT, AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE TO THIS AGREEMENT OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT (INCLUDING ANY CLAIM OR CAUSE OF ACTION BASED UPON, ARISING OUT OF OR RELATED TO ANY REPRESENTATION OR WARRANTY MADE IN OR IN CONNECTION WITH THIS AGREEMENT), WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. ANY ACTION AGAINST ANY PARTY RELATING TO THE FOREGOING SHALL BE BROUGHT IN ANY FEDERAL OR STATE COURT OF COMPETENT JURISDICTION LOCATED WITHIN THE STATE OF NEW YORK, AND THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED WITHIN THE STATE OF NEW YORK OVER ANY SUCH ACTION. THE PARTIES HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH DISPUTE BROUGHT IN SUCH COURT OR ANY DEFENSE OF INCONVENIENT FORUM FOR THE MAINTENANCE OF SUCH DISPUTE. EACH OF THE PARTIES HERETO AGREES THAT A JUDGMENT IN ANY SUCH DISPUTE MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
Section 3.08    Severability of Provisions.
Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.
Section 3.09    Entire Agreement.
This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the rights granted by the Company set forth herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.
Section 3.10    Amendment.
This Agreement may be amended only by means of a written amendment signed by the Company and the Holder or Holders of more than fifty percent (50%) of the aggregate number of Registrable Securities; provided, however, that no such amendment shall materially and adversely affect the rights of any Holder hereunder without the consent of such Holder.
Section 3.11    No Presumption.
If any claim is made by a party relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.
Section 3.12    Obligations Limited to Parties to Agreement.
Each of the parties hereto covenants, agrees and acknowledges that no Person other than the Holders and the Company shall have any obligation hereunder and that no recourse under this Agreement or under any documents or instruments delivered in connection herewith or therewith shall be had against any former, current or future director, officer, employee, agent, manager, member, equityholder or Affiliate of any Holder or any former, current or future director, officer, employee, agent, manager, member, equityholder or Affiliate of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any former, current or future director, officer, employee, agent, manager, member, equityholder or Affiliate of any Holder or any former, current or future director, officer, employee, agent, manager, member, stockholder or Affiliate of any of the foregoing, as such, for any obligations of such Holder under this Agreement or any documents or instruments delivered in connection herewith or therewith or for any claim based on, in respect of or by reason of such obligation or its creation.
Section 3.13    Interpretation.
Article and Section references are to this Agreement, unless otherwise specified. All references to instruments, documents, contracts and agreements are references to such instruments, documents, contracts and agreements as the same may be amended, supplemented and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including but not limited to.” Whenever any determination, consent or approval is to be made or given by a Holder under this Agreement, such action shall be in such Holder’s sole discretion unless otherwise specified.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

COMPANY:
NORTHERN OIL AND GAS, INC.

By:	/s/ Erik Romslo
Name:	Erik Romslo
Title:	Chief Legal Officer and Secretary

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

HOLDERS:
VERITAS PERMIAN II, LLC

By:	/s/ Mark Schumacher
Name:	Mark Schumacher
Title:	President and Chief Operating Officer

VERITAS MOC HOLDINGS, LLC

By:	/s/ Mark Schumacher
Name:	Mark Schumacher
Title:	President and Chief Operating Officer

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

Annex A
NORTHERN OIL AND GAS, INC.
Selling Holder Notice and Questionnaire
The undersigned beneficial owner of Registrable Securities of Northern Oil and Gas, Inc., a Delaware corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.
Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.
NOTICE
The undersigned beneficial owner (the “Selling Holder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.
The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:
QUESTIONNAIRE
1.    Name.
(a)    Full Legal Name of Selling Holder
(b)    Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:
(c)    Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):
2.    Address for Notices to Selling Holder:
Telephone:    ________________________________________________________________
Email:    ________________________________________________________________
Contact Person:    ________________________________________________________________
3.    Broker-Dealer Status:
(a)    Are you a broker-dealer?
Yes ☐ No ☐
(b)    If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?
Yes ☐ No ☐

Note: If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.
(c)    Are you an affiliate of a broker-dealer?
Yes ☐ No ☐
(d)    If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?
Yes ☐ No ☐
Note: If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.
4.    Beneficial Ownership of Securities of the Company Owned by the Selling Holder.
Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Warrants.
(a)    Type and Amount of other securities beneficially owned by the Selling Holder:
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
5.    Relationships with the Company:
Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past two years.
State any exceptions here:
_____________________________________________________________________________________________
_____________________________________________________________________________________________
_____________________________________________________________________________________________
The undersigned agrees to promptly notify the Company of any material inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective; provided, that the undersigned shall not be required to notify the Company of any changes to the number of securities held or owned by the undersigned or its affiliates.
By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:
Beneficial Owner:

By:
Name:
Title:

PLEASE EMAIL A .PDF COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:
Northern Oil and Gas, Inc.
4350 Baker Rd, Suite 400
Minnetonka, Minnesota 55343
Attention: Chief Legal Officer
Email: eromslo@northernoil.com